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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K-SB

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: October 22, 1996


                                BNN CORPORATION
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              (Exact name of Registrant as specified in charter)


      Nevada                       0-17591                   93-0957030
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(State or Other             (Commission File No.)          (IRS Employer
jurisdiction of                                       Identification Number)
incorporation)




 345 Park Avenue South                                               10010
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:     (212) 779-6601
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Item 2.  Acquisition or Disposition of Assets

                  On October 22, 1996, the Company acquired all the outstanding shares of Kaleidoscope Media Group, Inc. ("KMG") pursuant to a Plan and Agreement of Reorganization, executed such date, among the Company and all the shareholders of KMG ("Acquisition Agreement"). Pursuant to the Acquisition Agreement the Company issued 9,500,000 shares of its common stock to shareholders of KMG increasing the outstanding to 23,583,062 shares.

                  KMG through subsidiaries is engaged in various aspects of the sports, entertainment and promotion business. Its activities include television production and syndication as well as event management services. Seagull Entertainment Inc., a majority owned subsidiary, through a joint venture, recently introduced the Tarzan syndicated television series and entered into agreements for a proposed second syndicated series. People & Properties, Inc. manages events such as golf tournaments and award ceremonies.

                  Immediately prior to the acquisition, the Company had no operations or business activity other than the negotiation of possible business transactions. During 1996 the Company advanced approximately $1,500,000 to KMG for its operations (on an interest free basis). KMG also was a shareholder of the Company.

                  Henry Siegel, Paul Siegel and Raymond Volpe directors of the Company and shareholders of the Company each were principal shareholders of KMG before the acquisition. Each received 2,555,364 shares of the Company's common stock upon completion of the acquisition. Messrs. Henry Siegel, Paul Siegel and Raymond Volpe each owned 3,055,364 shares of the Company's common stock upon completion of the acquisition.

                  Reference is made to the Acquisition Agreement, a copy of which is attached hereto and incorporated by reference herein, for more detailed information with respect to the aforesaid acquisition and the other related transactions described herein.

Item 7.  Financial Statements, Pro-Forma Information and Exhibits

                  (a)   Financial Statements of KMG*

                        (i)  (A)  Report of Independent Auditors.

                                  Seagull Entertainment, Inc. 1995
                                  Kaleidoscope Group 1995

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     *   KMG acquired Seagull Entertainment, Inc. and several companies operating under the umbrella of KMG hereinafter called the KMG Group.






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                      (B)   Balance Sheets as of December 31, 1994 and 1995 for
                            each of Seagull Entertainment, Inc. and the KMG
                            Group.

                      (C) Statements of Operations for Seagull Entertainment, Inc. and for Kaleidoscope Group for the years ended December 31, 1994 and December 31, 1995.

                      (D) Statements of Changes in Stockholders' Equity for each of Seagull Entertainment, Inc. and the KMG Group, for the years ended December 31, 1995 and December 31, 1994.

                      (E) Statements of Cash Flows for each of Seagull Entertainment, Inc. and the KMG Group, for the years ended December 31, 1995 and December 31, 1994.

                      (F)   Notes to the Financial Statements.

             (ii)     (A)   Consolidated and Combined Balance Sheet for the KMG
                            Group as of September 30, 1996 (unaudited).

                      (B) Consolidated and Combined Statement of Operations and Retained Earnings for the KMG Group for the nine months ended September 30, 1996 (unaudited).

                      (C) Consolidated and Combined Statement of Cash Flows for the KMG Group for the nine months ended September 30, 1996 (unaudited).

                      (D)   Notes to Financial Statements.

    (b)      Pro Forma Financial Statements of Registrant**

             (i)      Pro-Forma Consolidated Balance Sheet as of
                      September 30, 1996.



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     **  Registrant's requirements pursuant to Regulation S-X, promulgated by the Securities and Exchange Commission, to file financial statements and pro-forma information relating to the Asset Purchase within 15 days after the Asset Purchase is impracticable. Registrant will file such financial statements and pro-forma financial information by amendment hereto no later than 75 days after consummation of the Asset Purchase.




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             (ii)     Pro-Forma Consolidated Statements of Income for the nine
                      months ended September 30, 1996.

             (iii) Pro-Forma Consolidated Statements of Income for the year ended December 31, 1995.

    (c)      Exhibits

             (i) Agreement and Plan of Reorganization dated October 22, 1996 among the Company and the shareholders of KMG.












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                                  SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 6, 1996         BNN CORPORATION
                                  (registrant)

                               By:_____________________________________________
                                  Henry Siegel, Chairman of the Board, Director (Principal, Financial and Accounting Officer)